EXHIBIT 10.42

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 5, 2006, by and among NYFIX, INC., a Delaware corporation, with headquarters located at 100 Wall Street, New York NY 10005 (the “Company”), the undersigned buyers (each, a “Buyer” and collectively, the “Buyers”), and Rhône Group Advisors LLC, (“Broker”).

BACKGROUND

A.           In connection with the Securities Purchase Agreement, dated as of June 29, 2006, by and among the parties hereto (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

B.           To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (as so amended, the “1933 Act”), and applicable state securities laws;

C.           For services provided in connection with the transactions contemplated by the Securities Purchase Agreement, the Company has also agreed, simultaneously with the closing of such transactions, to issue to Broker shares of the Common Stock and provide certain registration rights to Broker.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a)     “Investor” means a Buyer, the Broker, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(b)    “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(c)     “Register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

(d)    “Registrable Securities” means (i) the Common Stock issued pursuant to the Securities Purchase Agreement or issues to the Broker in connection therewith, (ii) any shares of capital stock issued or issuable with respect to the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), or (ii) above; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, “Registrable Securities” shall not at any time include any securities (i) registered and sold pursuant to the 1933 Act, or (ii) sold pursuant to Rule 144 promulgated under the 1933 Act.

(e)     “Registration Statement” means a registration statement of the Company filed under the 1933 Act.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.	REGISTRATION.

(a)    The Buyers and Broker acknowledge that the Company is delinquent in its reporting obligations under the Securities Exchange Act of 1934, as amended (the “1934 Act”) as specified in Section 2(k) of the Securities Purchase Agreement and that prior to filing a Registration Statement the Company must cure such delinquency. The Company shall use its best efforts to cause such delinquency to be cured on or prior to September 30, 2006; provided, that the Company shall have a three month grace period within which to cure the deficiency for purposes of Section 2(b), and, for purposes of Section 2(b), December 31, 2006 is the “Cure Deadline.” Promptly after curing such delinquency, the Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) covering the resale of all of the Registrable Securities. The Company shall use its best efforts to cause such Registration Statement(s) to be declared effective by the SEC as soon as possible, but in no event later than 45 days after such delinquency is cured if the SEC notifies the Company that the Registration Statement is cleared to become effective and will not be reviewed by the SEC, or 120 days after the delinquency is cured if the SEC determines to review the Registration Statement (such 45 or 120 day deadline, as applicable, the “Effectiveness Deadline”).

(b)    If the Company fails to cure its delinquency on or prior to the Cure Deadline, then, as relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell its Registrable Securities, the Company shall pay to each Buyer an amount in cash, as partial liquidated damages and not as a penalty, equal to 5% of the Purchase Price paid by such Buyer under the Securities Purchase Agreement (the “Delinquency Damages”).

(c)     If a Registration Statement covering all of the Registrable Securities and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the applicable Effectiveness Deadline, then, as relief for the damages to any Buyer by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each Buyer, as partial liquidated damages and not as a penalty, an amount in cash equal to 2% of the Purchase Price paid by such Buyer under the Securities Purchase Agreement for each consecutive 30-day period following such Effectiveness Deadline during which such Registration Statement has not been declared effective, (the “Effectiveness Damages”), subject to the provisions of Section 2(d).

(d)    The aggregate Effectiveness Damages, together with any Delinquency Damages, payable by the Company shall in no event exceed 13% of the aggregate Purchase Price under the Securities Purchase Agreement. For avoidance of doubt, in no event shall any Delinquency Damages, Effectiveness Damages, or any other damages or penalty in connection with the failure of the Company to meet the Cure Deadline or Effectiveness Deadline, be payable by the Company to the Broker.

(e)     Notwithstanding any other provision of this Agreement, the Company may, at its option, pay any portion of any Delinquency Damages or Effectiveness Damages in shares of its Common Stock rather than in cash, based on the per share market value of the Common Stock, provided that any such shares shall be deemed Registrable Securities and shall be required to be registered hereunder as any other Registrable Securities. For purposes of this Section 2(e), the per share market value of the Common Stock as of a particular payment date is the average of the closing prices of Common Stock on the OTC Bulletin Board for the 10 consecutive trading days ending on the first trading day prior to the particular payment date.

(f)     To the extent any Investor is deemed an “underwriter” for purposes of the 1933 Act, the Company may, at its option, separate the Registrable Securities included in any Registration Statement into a resale registration and a primary offering registration. Alternatively, the Company shall have the option to prepare separate a Registration Statement to be used with respect to the Registrable Securities of any Investor who is deemed an underwriter.

3.	ADDITIONAL OBLIGATIONS.

The Company and the Investors shall have the following additional obligations:

(a)    The Company shall keep the Registration Statement filed pursuant to Section 2 hereof effective pursuant to Rule 415 at all times after it has been declared effective until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without volume restrictions pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date on which (A) the Investors shall have sold all the Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall submit to the SEC, within two (2) business day after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 24 hours after the submission of such request.

(b)    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10 K, Form 10 Q or Form 8 K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c)    The Company shall permit legal counsel to the Investors to review and comment upon a Registration Statement and all amendments and supplements thereto at least three (3) days prior to their filing with the SEC, and not file any document in a form to which legal counsel to the Investors reasonably objects. The Company shall furnish to each Buyer and its respective attorney, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto.

(d)    The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)    The Company shall (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as legal counsel to any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify legal counsel to the investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)     Promptly after becoming aware of such event, the Company shall notify each Investor in writing of the occurrence of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)    The Company shall prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. If such an order or suspension is issued, the Company shall procure the withdrawal of such order or suspension at the earliest possible moment and shall notify each Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)    The Company shall cause all the Registrable Securities covered by a Registration Statement to be listed continuously throughout the Registration Period on each securities exchange or market, if any, on which equity securities issued by the Company are then listed.

(i)     The Company shall reasonably cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(j)     The Company shall appoint a transfer agent and registrar with respect to all such Registrable Securities not later than the effective date of such Registration Statement.

(k)    The Company shall provide each Investor with contact information for the Company’s transfer agent and registrar for all Registrable Securities registered pursuant to a Registration Statement hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement.

(l)  The Company shall cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m)   The Company shall make generally available to its security holders as soon as possible, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(n)    The Company shall otherwise comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o)    Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(p)    The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

(q)    The Company shall not file any other registration statement for any shares of its securities issued, offered or sold after the Closing Date (as defined in the Securities Purchase Agreement), other than securities issued in connection with employee stock option plans, until the Registration Statement has been declared effective and remains effective for a period of at least 30 consecutive trading days, except that the Company may include securities of the Company other than the Registrable Securities in such Registration Statement to the extent the Company has granted piggy-back registration rights in connection therewith prior to the Closing Date. For avoidance of doubt, the Company is expressly permitted to include in the Registration Statement any shares of Common Stock issued or required to be issued to Whitebox Convertible Arbitrage Partners L.P., in connection with the transactions described in Schedule 3(e) of the Securities Purchase Agreement (the “Whitebox Transactions”), and (ii) subject to the next sentence hereof, the Investors shall have the right to include in any registration statement filed by the Company in connection with the Whitebox Transactions all the Registrable Securities specified in a written request or requests of the Investors, made within 15 days after receipt of written notice from the Company of the Company’s intent to file such registration statement, but only to the extent that the original issuance or resale distribution of such Registrable Securities is not already covered by an effective Registration Statement under Sections 2 and 3 above. Notwithstanding the forgoing, if the resale distribution of securities issued in connection with the Whitebox Transactions is being effected by means of an underwriting (an “Underwritten Whitebox Registration”), the Investors’ rights to include Registrable Securities in such Underwritten Whitebox Registration shall be subject to the Company’s determination in its sole discretion that it can include such Registrable Securities in the Underwritten Whitebox Registration under the terms of the Company’s contractual obligations in connection with the Whitebox Transactions.

4.	OBLIGATIONS OF THE INVESTORS.

(a)     At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect timely the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)    Each Investor by such Investor’s acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)    Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f), and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company), or destroy all copies in such Investor’s possession of, any prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.	EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6.	INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)    To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (collectively, “Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse the Indemnified Persons for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim as such fees or expenses are incurred; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)    In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors.

(c)    The foregoing indemnity agreements contained in Sections 6(a) and (b) are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) promulgated under the 1933 Act (the “Final Prospectus”), such indemnity agreements shall not inure to the benefit of any Indemnified Party if a copy of the Final Prospectus was furnished in a timely manner to the Indemnified Party and was not furnished to the Person asserting the Indemnified Damages at or prior to the time such action is required by the 1933 Act.

(d)    Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party (or, if there is more than one Indemnified Party, a majority in interest of the Indemnified Parties); provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

(e)    The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f)     The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of any Indemnified Party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

If the indemnification provided for in Section 6 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) thereof in respect of any Claim or Indemnified Damages, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such Claim or Indemnified Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Party as a result of the Claims or Indemnified Damages referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute any amount in excess of the net amount of proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) received by the Investor from the sale of the Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Contribution (together with any indemnification or other obligations under this Agreement) by any Investor (including any Indemnified Party associated with such Investor) shall be limited in amount to the net amount of proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) received by such Investor from the sale of the Registrable Securities.

8.	REPORTS UNDER THE 1934 ACT.

As acknowledged by the Buyers in Section 2(k) of the Securities Purchase Agreement, the Company is delinquent in its reporting obligations under the 1934 Act. The Company will use commercially reasonable efforts to cure all such delinquencies.

From and after the date that the Company cures any and all delinquencies in its reporting obligations under the 1934 Act and with a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)    make and keep adequate public information available, as those terms are understood and defined in Rule 144, at all times;

(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as (i) the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and (ii) the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)    furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of Registrable Securities if: (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold a majority of the Registrable Securities represented by the Investors. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.	MISCELLANEOUS.

(a)     A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

NYFIX, INC.

100 Wall Street – 26th Floor

New York, NY 10005

Telephone: 212 809-3542

Facsimile: 212 809-1013

Attention: Chief Executive Officer

With a copy to:

NYFIX, INC.

100 Wall Street – 26th Floor

New York, NY 10005

Telephone: 212 809-3542

Facsimile: 212 809-1013

Attention: General Counsel

and

Andrew F. MacDonald, Esq. and

Louis A. Bevilacqua, Esq.

Thelen Reid & Priest LLP

701 Eighth Street, NW

Suite 800

Washington, D.C. 20001

Telephone: 202-508-4000

Facsimile: 202-654-4321

If to Broker:

Rhône Group Advisors LLC

c/o Rhône Group LLC

630 Fifth Avenue

New York, NY 10111

Fax: (212) 218-6789

Attention: Nancy Cooper

If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers attached hereto, with a copy to:

Wellington Management Company, LLP

75 State Street

Boston MA 02109

Telephone: 617-790-7535

Fax: 617-204-7535

Attn: Peter Ryan

or at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party in accordance with the above provisions five (5) days prior to the effectiveness of such change.

(c)     Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)    The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)     If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f)     This Agreement, the Securities Purchase Agreement and the constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)    Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

(h)    The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(i)     This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(j)     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

(l)     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)   This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

******

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:	BROKER:
NYFIX, Inc.	Rhône Group Advisors LLC
By: /s/ Robert Gasser	By:/s/ Richard Herbst
Name: Robert Gasser	Name: Richard Herbst
Title: Chief Executive Officer	Title: Managing Director
BUYERS:
CIBC U.S. Small Companies Fund By: Wellington Management Company, LLP as investment adviser	Treasurer of the State of North Carolina By: Wellington Management Company, LLP as investment adviser
By: /s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

United of Omaha Small Company Fund By: Wellington Management Company, LLP as investment adviser	Textron Inc. Master Trust By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

British Columbia Investment Management Corporation By: Wellington Management Company, LLP as investment adviser	The Dow Chemical Employees’ Retirement Plan By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

Public Sector Pension Investment Board By: Wellington Management Company, LLP as investment adviser	Radian Group Inc. By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

[S-1 Registration Rights Agreement]

Trustees of the Building Trades United Pension Trust Fund, Milwaukee and Vicinity By: Wellington Management Company, LLP as investment adviser	American Bar Association Members/State Street Collective Trust, Small-Cap Equity Fund By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

The Retirement Program Plan for Employees of Union Carbide Corporation By: Wellington Management Company, LLP as investment adviser	McKesson HBOC, Inc. Profit-Sharing Investment Plan By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

Wolf Creek Investors (Bermuda) L.P. By: Wellington Management Company, LLP as investment adviser	Wolf Creek Partners, L.P. By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

WTC-CIF Emerging Companies Portfolio By: Wellington Management Company, LLP as investment adviser	WTC-CIF Small Cap 2000 Portfolio By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

WTC-CTF Emerging Companies Portfolio By: Wellington Management Company, LLP as investment adviser	WTC-CTF Small Cap 2000 Portfolio By: Wellington Management Company, LLP as investment adviser
By:/s/ Julie A. Jenkins	By:/s/ Julie A. Jenkins
Name: Julie A. Jenkins	Name: Julie A. Jenkins
Title: Vice President and Counsel	Title: Vice President and Counsel

[S-1 Registration Rights Agreement]

SCHEDULE OF BUYERS

Investor’s Name	Investor’s (and Investor’s Representative’s, if any) Address and Facsimile Number
Trustees of the Building Trades United Pension Trust Fund, Milwaukee and Vicinity	The Bank of New York 3rd Floor, Window A One Wall Street New York, New York 10286 For account: US Bank N.A. #117612
CIBC U.S. Small Companies Fund	Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Reference: Acct YCEF1137002
Treasurer of the State of North Carolina	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street JFE1
United of Omaha Small Company Fund	DTC / New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Ref: SSB Fund # 5V1A
Textron Inc. Master Trust	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street TX3F
British Columbia Investment Management Corporation	The Bank of New York 3rd Floor, Window A One Wall Street New York, New York 10286 A/C # 298316 Attn: Angie Hussein
The Dow Chemical Employees’ Retirement Plan	JPMorgan Chase 4 New York Plaza Ground Floor Window New York, NY 10004 Reference: P 50965 Reference: DOW EMPLOYEES PENSION PLAN - WELLINGTON TRUST SMALL CO
Public Sector Pension Investment Board	Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Reference: Acct TPSF0069602
American Bar Association Members/State Street Collective Trust, Small-Cap Equity Fund	DTC / New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Ref: SSB Fund #BL52

The Retirement Program Plan for Employees of Union Carbide Corporation	JPMorgan Chase 4 New York Plaza Ground Floor Window New York, NY 10004 P 55452 UCCM-WELL US EQ SM CAP
McKesson HBOC, Inc. Profit-Sharing Investment Plan	DTCC/ New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account Name: State Street Account #: EMCZ
Radian Group Inc.	The Northern Trust Company 40 Broad St, 8th Floor 26-31713 Radian Emerging Companies New York, NY 10004
Wolf Creek Investors (Bermuda) L.P.	Goldman Sachs & Co. F/A/O: Wellington One New York Plaza, 44th Floor New York, NY 10004 Attn: Jasmyn V. Bykowski
Wolf Creek Partners, L.P.	Goldman Sachs & Co. F/A/O: Wellington One New York Plaza, 44th Floor New York, NY 10004 Attn: Jasmyn V. Bykowski
WTC-CIF Emerging Companies Portfolio	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street W61I
WTC-CIF Small Cap 2000 Portfolio	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street W63I
WTC-CTF Emerging Companies Portfolio	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street W71N
WTC-CTF Small Cap 2000 Portfolio	DTCC/New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez for the account of State Street W72B

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Mellon Investor Services

480 Washington Boulevard

Jersey City, New Jersey 07310

Attn: John Boryczki

Re:	NYFIX, INC.

Ladies and Gentlemen:

We are counsel to NYFIX, INC., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of its Common Stock, par value $0.001 per share (the “Common Shares”). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Shares, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our notice to you that the Common Stock is, as of this date, freely transferable by the Holders pursuant to the Registration Statement.

Very truly yours,

THELEN REID & PRIEST LLP

By:___________________________________

Name:

cc:

Wellington Management Company, LLP

Trustees of the Building Trades United Pension Trust Fund, Milwaukee and Vicinity

CIBC U.S. Small Companies Fund

Treasurer of the State of North Carolina

United of Omaha Small Company Fund

Textron Inc. Master Trust

British Columbia Investment Management Corporation

The Dow Chemical Employees’ Retirement Plan

Public Sector Pension Investment Board

American Bar Association Members/State Street Collective Trust, Small-Cap Equity Fund

The Retirement Program Plan for Employees of Union Carbide Corporation

McKesson HBOC, Inc. Profit-Sharing Investment Plan

Radian Group Inc.

Wolf Creek Investors (Bermuda) L.P.

Wolf Creek Partners, L.P.

WTC-CIF Emerging Companies Portfolio

WTC-CIF Small Cap 2000 Portfolio

WTC-CTF Emerging Companies Portfolio

WTC-CTF Small Cap 2000 Portfolio

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